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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 MARCH 15, 1999
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-9463                   75-2626358
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         file Number)          Identification No.)


                            1301 WATERS RIDGE DRIVE
                            LEWISVILLE, TEXAS 75057
                    (Address of principal executive offices)



                                 (972) 353-6500
              (Registrant's telephone number, including area code)



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                         ULTRAK, INC. AND SUBSIDIARIES


ITEM 5: OTHER EVENTS

Acquisition of ABM Data Systems, Inc.

On March 15, 1999, the registrant acquired all of the issued and outstanding capital stock of ABM Data Systems, Inc., a Texas corporation based in Austin, Texas ("ABM"), from Robert F. James in exchange for 250,000 shares of the registrant's Common Stock. ABM develops, sells, and services computer software for the alarm monitoring security industry, government agencies, and proprietary customers.

Resignation of James D. Pritchett

On March 5, 1999, James D. Pritchett resigned as the President and as a director of the registrant.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Not Applicable.

(b)     PRO FORMA FINANCIAL INFORMATION.

        Not Applicable.

(c)     EXHIBITS.

        EXHIBIT 99.1- Press Release regarding resignation of James D. Pritchett.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ULTRAK, INC.
                                        (Registrant)


Date: March 18, 1999                    By: /s/ TIM D. TORNO
                                           -------------------------------------
                                        Tim D. Torno, Vice President-Finance





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                               INDEX TO EXHIBITS

Exhibit
Number                        Description
-------                       -----------
 99.1                         Press Release regarding Resignation of James D. Pritchett.